UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2013

UNIVERSAL TECHNOLOGY SYSTEMS CORP.
(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trading Post Way Medford Lakes, NJ 08055
(Address of Principal Executive Offices)

 (former name or former address, if changed since last report)

Registrant’s telephone number, including area code: 609-654-8839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2013, Mr. David Boone resigned from his position as a director of Universal Technology Systems Corp. as well as its subsidiaries and affiliates, including Global Photonic Energy Corporation (collectively, the “Companies”). Mr. Boone’s resignation was not the result of any disagreement with the Companies on any matter relating to the Companies’ operations, policies or practices.

A copy of the resignation letter from Mr. David Boone to the board of directors of Universal Technology Systems Corp., dated October 11, 2013 is filed herewith as Exhibit 17.1.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

EXHIBIT INDEX

Exhibit Number	Description

17.1	Letter dated October 11, 2013 from David Boone to the Board of Directors of Universal Technology Systems Corp.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technology Systems Corp.

Date: October 17, 2013	By:	/s/ Robert Fasnacht
Name: Robert Fasnacht
Title: President and Chief Operating Officer